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                                                                    EXHIBIT 23.1



CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements Form S-8 (Nos. 2-75087, 33-19650 and 33-58565) of our report dated October 2, 1998, with respect to the consolidated financial statements and schedule of Washington Scientific Industries, Inc. included in the Annual Report (Form 10-K) for the year ended August 30, 1998.




                                                         ERNST & YOUNG LLP

Minneapolis, Minnesota
November 20, 1998